UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2003

CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana	46514
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, Including Area Code: (574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
Investor Presentation Material

Item 7.   Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Investor Presentation Material

Item 9.   Regulation FD Disclosure.

A copy of material which will be used in an investor presentation delivered by CTS representatives from time to time is filed as Exhibit No. 99.1 hereto and is incorporated herein by reference. This material contains certain non-GAAP financial measures. CTS’ management believes that these non-GAAP financial measures are useful to investors in analyzing CTS financial performance and results of operations over time. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in Appendix 1 to Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

/s/ Richard G. Cutter

By:	Richard G. Cutter
Vice President, Secretary and
General Counsel

Date: September 25, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Investor Presentation Material